Exhibit 99.1

FOR IMMEDIATE RELEASE

MMRGlobal CEO Bob Lorsch meets with Prime Minister Tony Abbott, and Signs
Patent License Agreement with Leading EMR Systems Provider in Australia

Los Angeles, CA and Sydney Australia (July 7, 2014) - MMRGlobal, Inc. (OTC: MMRF), through its wholly owned subsidiary, MyMedicalRecords, Inc. (collectively, "MMR"), and Claydata® today jointly announced the signing of a patent license agreement. Claydata, headed by CEO Joseph Gracé, M.D., is a leading Australian health information technology provider based in Sydney and provides its eHealth products and services to a number of healthcare organizations from over 800 referring doctors, many of which utilize Personal Health Record (PHR) services from Claydata that will fall under the license agreement. The agreement was signed following a week of meetings with the private sector and Australian officials, including Prime Minister Tony Abbott, in connection with a program designed to generate revenue in Australia through a private sector business cooperation initiative between the United States and Australia. The program focuses on economics, sustainability, tourism, music & entertainment, food & wine, arts & culture, defense, political partnerships, healthcare, technology and other commercial opportunities. The meetings also focused on opportunities in the Trans-Pacific Partnership which includes 12 member countries, of which MMR owns relevant health IT patents and other intellectual property in seven of them, specifically, the United States, Australia, Canada, Japan, Mexico, New Zealand, and Singapore.

The Claydata agreement calls for MMR to receive license fees based on a percentage of the gross sales of Claydata's products and services revenue. In exchange, Claydata benefits by being the first end user to license to MMR's portfolio of Personal Health Record and eHealth patents in Australia and New Zealand, which include but are not limited to Australian Patent Nos. 2006202057 and 2008202401, New Zealand Patent No. 566650, and U.S. Patent Nos. 8,117,045; 8,117,646; 8,121,855; 8,301,466; 8,321,240; 8,352,287; 8,352,288; 8,498,883; 8,626,532; 8,645,161 and 8,725,537. This allows Claydata to offer its services to customers with complete assurance that end users would not be infringing on MMR's patents.

The agreement also gives Claydata the right to offer selected MMR proprietary features and benefits from the MyMedicalRecords Personal Health Record on a revenue sharing basis in addition to the payment of license fees. Dr. Gracé is also currently the Medical Director of the North Shore Medical Group, North Shore Heart Clinic®, North Shore Vein Clinic® and North Shore Homecare Services.

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Dr. Joseph Gracé said, "There are tremendous changes in healthcare going on in Australia and throughout the Asia Pacific region. This agreement gives Claydata the opportunity to sell our interoperable systems to customers with a license to MMR's IP. The agreement also gives Claydata the right to resell MMR's MyMedicalRecords product to the clients we serve."

Using MMR's patented IP and Claydata technologies, healthcare professionals can provide patients and any number of treating doctors, (including emergency room physicians and staff) access to complete, secure and private medical information whenever and wherever it's needed from anywhere in the world regardless of the number of treating physicians and the technology on the other end of the PHR. The Claydata patient portal also reduces healthcare costs, eliminates unnecessary duplicate testing and delays in obtaining treatment, as well as other wasteful and potentially dangerous practices facing patients.

Dr. Gracé is a highly respected physician who has been practicing medicine in Sydney for more than 26 years. The inspiration for Claydata and its suite of medical software came from Dr. Gracé's frustration with existing practice management systems. As a result, he designed and built the Claydata hospital and ambulatory care solutions. Dr. Gracé will assist MMR in introducing both the MMR platform of patented Personal Health Record products and services and related intellectual property along with strategic partner 4medica's integrated EHR (iEHR®) platform to physicians, providers, information providers and government agencies in Australia.

Dr. Gracé's extensive medical experience has accorded him Fellowships with the Australasian College of Phlebology, the Royal Australasian College of General Practitioners, and the Australian College of Nutritional and Environmental Medicine. Among other achievements, Dr. Gracé has taken Claydata's innovative eHealth technologies to the NSW Trade & Investment's INNOVATE NSW Collaborative Solutions conference and developed a consortium partnership with the University of New South Wales' Asia-Pacific Ubiquitous Health Care Research Centre.

About MMRGlobal

MMRGlobal, Inc., through its wholly-owned operating subsidiary, MyMedicalRecords, Inc., provides secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions, serving consumers, healthcare professionals, employers, insurance companies, financial institutions, retail pharmacies, and professional organizations and affinity groups. The MyMedicalRecords PHR enables individuals and families to access their medical records and other important documents, such as birth certificates, passports, insurance policies and wills, anytime from anywhere using the Internet. MyMedicalRecords is built on proprietary, patented technologies to allow documents, images and voicemail messages to be transmitted and stored in the system using a variety of methods, including fax, phone, or file upload without relying on any specific electronic medical record platform to populate a user's account. MMR's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitizing paper-based medical records and sharing them with patients through an integrated patient portal. Through its merger with Favrille, Inc. in January 2009, MMR acquired intellectual property biotech assets that include anti-CD20 antibodies and data and samples from its FavId™/Specifid™ vaccine clinical trials for the treatment of B-Cell Non- Hodgkin's lymphoma. Dr. Joseph Gracé is a member of MMRGlobal's Medical Board of Advisors. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of MMR's products and services at www.mmrtheater.com. Follow us at Facebook.com/MMRGlobal and Twitter.com/mmrglobal.

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About Claydata

Claydata® is a leading health IT company based in the heart of Sydney, Australia. The dynamic team of product designers and programmers has developed some of the most innovative practice management systems in the world. From humble beginnings to its current status as a leader in Australian eHealth, Claydata numbers major healthcare organisations amongst its clients. Claydata's flagship product is PuttyHealth™. Really a cosmos of modular platforms, applications, and gateways, PuttyHealth is a first in Australia, offering numerous primary innovations in the field of eHealth and EMR technologies. The Claydata team has developed and refined the PuttyEnterprise™ system that allows doctors to return their focus to their patients while a unique EHR architecture takes on the administrative and reporting burdens that have become so time consuming. A fully-integrated booking, billing, communication and record keeping system lets providers take real ownership of their data with unprecedented levels of connectivity in a speedy, safe and secure environment. Visit www.claydata.com for more information. Read the Claydata story at http://emrme.com/c5a3d1b8.

Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property licenses, intellectual property enforcement actions, infringement claims or litigation, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MMR's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, license, monetize and protect our patent portfolio for both MMR's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk MMR's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to

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obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in MMR's filings with the Securities and Exchange Commission. MMR is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

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